THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2015

Supplement dated February 1, 2016

This Supplement should be read and retained with the current Prospectus your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

PROSPECTUS CHANGES

SUMMARY OF CONTRACT EXPENSES

On page 3 under “Total Annual Mutual Fund Operating Expenses,” the following change is made:

The minimum Total Annual Underlying Mutual Fund Operating Expense of 0.37% is deleted and replaced with 0.34%.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

NOT01SU179